Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Fourth Quarter and Full Year 2025 Results FEBRUARY 11, 2026

Blackstone |Blackstone Mortgage Trust, Inc. BXMT HIGHLIGHTS Note: The information in this presentation is as of December 31, 2025, and all averages are weighted averages, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date indicated only and are based on BXMT’s opinions of the current market environment, which is subject to change. Estimates, targets, forecasts, or similar predictions or returns are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts, or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. BXMT’s manager is a subsidiary of Blackstone. (1) See Appendix for definition and reconciliation to GAAP net income (loss). 1  Q4 GAAP EPS of $0.24, Distributable EPS(1) of $(2.07), and Distributable EPS prior to charge-offs(1) of $0.51  Full-year 2025 GAAP EPS of $0.64, Distributable EPS(1) of $(1.43), and Distributable EPS prior to charge-offs(1) of $1.86 Earnings Power Strong current income supporting attractive dividend Investment Activity Capturing differentiated opportunities across channels Credit Performance Loan resolutions and credit tailwinds driving performance 99% performing loan portfolio(c) 96% reduction in impaired loan balance from peak $0.51 Q4 distributable EPS prior to charge-offs(1) $0.47 Q4 dividend per share, equating to a 9.6% annualized yield(a) $6.8B 2025 total investments(b) 80%+ multifamily, industrial, bank loan portfolios, and net lease properties

FOURTH QUARTER AND 2025 RESULTS

Earnings	▪ Q4 GAAP net income per share of $0.24, Distributable Earnings[1] per share of $(2.07), and Distributable EPS prior to charge-offs[1] of $0.51; $0.64, $(1.43), and $1.86, respectively, for full-year 2025 ▪ Book value per share of $20.75, incorporates $1.76 per share of CECL reserves and $0.47 per share of accumulated depreciation and amortization of owned real estate ▪ Paid Q4 dividend of $0.47 per share, equating to a 9.6% annualized dividend yield[a]
Portfolio	▪ Investment portfolio of $20.0B at year-end, up from $19.3B in Q3[d] ▪ Total 2025 investments of $6.8B, including $5.7B of loan originations, a $0.7B share in bank loan portfolios acquired at discounts, and $0.3B share of net lease property acquisitions – Q4 loan originations of $1.4B were 100% secured by multifamily or diversified industrial portfolios ▪ $1.0B of repayments in Q4, including one watchlist loan; $6.1B of full-year 2025 repayments, including $2.3B, or 37% in office loans
Credit	▪ 99% loan portfolio performance increased from 96% in Q3;[c] impaired loan balance reduced by 96% from peak ▪ Six loan upgrades including one watchlist office loan, and no new watchlist or impaired loans in Q4; weighted-average risk rating stable at 3.0 ▪ CECL reserves decreased 60% year-over-year to $296M; includes $33M of net reversal from loan resolutions executed above aggregate carrying value in 2025
Capitalization and Liquidity	▪ Stable, well-structured balance sheet with strong liquidity of $1.0B and $7.0B+ of availability across 15 bank counterparties; over 80% of debt is non-MTM at year-end[e] ▪ $2.8B of Term Loan B extended or repriced since YE'24,[f] reducing spread by 89bps; no corporate debt maturities until 2027 ▪ Repurchased $109M of class A common stock in 2025 at a weighted-average purchase price of $18.20 per share

(1) See Appendix for definition and reconciliation to GAAP net income (loss).

Blackstone Mortgage Trust, Inc.

Blackstone | 2

Blackstone |Blackstone Mortgage Trust, Inc. $0.42 $0.45 $0.48 $0.51 3/31/2025 6/30/2025 9/30/2025 12/31/2025 $20.99 $20.75 $21.22$0.47 9/30/2025 Book Value 12/31/2025 Book Value Dividends 12/31/2025 Book Value and Dividends EARNINGS  Q4 Distributable Earnings prior to charge-offs(1) of $0.51 per share, up 21% from Q1 and providing coverage of the $0.47 per share dividend  Earnings power, book value, and stockholder economic return(g) supported by capital redeployment, share repurchases, and stable credit performance (1) See Appendix for definition and reconciliation to GAAP net income (loss). Book Value and Dividends Per Share 3 Distributable Earnings Per Share Prior to Charge Offs(1) GAAP EPS $(0.00) $0.04 $0.37 Distributable EPS(1) $0.17 $0.19 $0.24 $0.24 $(2.07) $0.47 dividend

Blackstone |Blackstone Mortgage Trust, Inc. Industrial 43% Multifamily 25% Bank Loan Portfolios 10% Net Lease 5% Other Loans 17% INVESTMENT ACTIVITY 4  Robust full-year investment activity of $6.8B(b) driving earnings power and portfolio diversification includes a $0.7B share in bank loan portfolios acquired at discounts and $0.3B share of net lease property acquisitions  $5.7B of loan originations concentrated in multifamily and industrial with attractive credit and return characteristics 2025 Loan Origination Highlights(h)  66% avg. origination LTV(i)  +3.4% avg. loan yield  80% multifamily or industrial portfolios  57% international  >9% avg. levered spread over base rates(j) Investment Activity(b) $6.8B 2025 investments

Blackstone |Blackstone Mortgage Trust, Inc. LOAN PORTFOLIO OVERVIEW(c) WA, 2% 48% International AU, 7% ES, 4% IE, 7% UK, 21% SE, 3% DEU, 1% TX, 4% NY, 7% NV, 2% MA, 1% IL, 3% GA, 1% FL, 8% CA, 10% VA, 2% AZ, 2% CO, 2% HI, 1% Geographic Footprint(k) CAN, 2% NL, 2%  131 loans secured by institutional-quality assets and diversified across sectors and markets  50% of the loan portfolio secured by multifamily or industrial investments Collateral Diversification(l)(m) Multifamily 26% Industrial 24% US Office 20% Non-US Office 7% Hospitality 11% Retail 3% Self-Storage 3% Life Sciences / Studio 2% Other Property 4% WA, 3% FR, 1% Sunbelt 23% West 11% Northeast 11% Midwest 4% Northwest 3% UK 21% Other Europe 18% Australia 7% Canada 2% 50% Multifamily or Industrial 5

Blackstone |Blackstone Mortgage Trust, Inc. CREDIT(c) 6  Resolved $0.6B of impaired loans(n) in Q4, driving a 96% reduction from Q3’24 peak  Loan portfolio performance of 99% reflects strong execution on loan resolutions, with no new watchlist or impaired loans in Q4 Impaired Loans ($ in billions) Loan Portfolio Performance $2.3 $0.1 9/30/2024 12/31/2025 96% decrease 95% 94% 96% 99% Q1 2025 Q2 2025 Q3 2025 Q4 2025

Blackstone |Blackstone Mortgage Trust, Inc. CAPITALIZATION 7  Well-structured balance sheet with ample liquidity of $1.0B and debt-to-equity(o) ratio of 3.9x; continued decline in marginal financing costs supporting investment returns as capital markets normalize  Extended or repriced $2.8B(f) of Term Loan B since year-end 2024, reducing spread by 89bps; no corporate debt maturities until 2027 Corporate Debt Maturities(f)(q) ($ in billions) Secured Debt Costs on New Originations(p) $0.3 $0.3 $0.5 $0.5 $0.8 $0.7 2026 2027 2028 2029 2030 2031+ Convertible Notes Senior Secured Notes Term Loan B +1.80% +1.58% +1.48% 2024 1H 2025 2H 2025

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Property Type	Location	Origination Date [r]	Total Commitment [s]	Principal Balance	Net Book Value [t]	Cash Coupon [u]	All-in Yield [u]	Maximum Maturity [v]	Loan per SF/Unit/Key	Origination LTV [i]
1	Mixed-Use	Dublin, IE	8/14/2019	$1,004	$957	$956	+3.20%	+3.95%	1/29/2027	$276 / sqft	74%
2	Hospitality	Diversified, AU	6/24/2022	883	883	878	+4.75%	+4.93%	6/21/2030	$402 / sqft	59%
3	Mixed-Use	Diversified, Spain	3/22/2018	529	529	529	+3.25%	+3.31%	3/15/2026	n / a	71%
4	Mixed-Use	Austin	6/28/2022	675	527	522	+4.60%	+5.08%	7/9/2029	$438 / sqft	53%
5	Industrial	Diversified, SE	3/30/2021	503	503	502	+3.20%	+3.41%	5/18/2027	$91 / sqft	76%
6	Self-Storage	Diversified, CAN	2/20/2025	455	455	455	+3.50%	+3.50%	2/9/2030	$159 / sqft	58%
7	Industrial	Diversified, US	10/28/2025	419	419	415	+2.65%	+3.01%	11/9/2030	$100 / sqft	78%
8	Mixed-Use	New York	12/9/2021	385	383	382	+2.76%	+3.00%	12/9/2026	$131 / sqft	50%
9	Industrial	Diversified, UK	4/7/2025	350	350	350	+2.55%	+2.88%	4/7/2030	$348 / sqft	67%
10	Multifamily	London, UK	12/23/2021	348	348	344	+4.25%	+4.95%	6/24/2028	$384,149 / unit	59%
11	Office	Chicago	12/11/2018	356	339	340	+1.75%	+1.88%	12/9/2026	$284 / sqft	78%
12	Industrial	Diversified, UK	5/15/2025	305	305	304	+2.70%	+2.89%	5/15/2028	$144 / sqft	69%
13	Industrial	Diversified, UK	5/6/2022	299	299	299	+3.50%	+3.71%	5/6/2027	$95 / sqft	53%
14	Other	Diversified, UK	1/11/2019	294	294	294	+5.19%	+5.06%	6/14/2028	$233 / sqft	74%
15	Office	Washington, DC	9/29/2021	293	293	292	+2.81%	+3.05%	10/9/2026	$382 / sqft	66%
Loans 16-131				12,242	11,271	11,207					
CECL Reserve						(284)					
Total / Wtd. Avg.				**$19,340**	**$18,155**	**$17,785**	**+3.19%**	**+3.39%**	**2.5 yrs**		**65%**

Blackstone Mortgage Trust, Inc.

Blackstone | 9

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) December 31, 2025 December 31, 2024 Assets Cash and cash equivalents $452,526 $323,483 Loans receivable 18,069,134 19,047,518 Current expected credit loss reserve (284,440) (733,936) Loans receivable, net $17,784,694 $18,313,582 Owned real estate, net 1,134,975 588,185 Investments in unconsolidated entities 217,488 4,452 Other assets 413,263 572,253 Total Assets $20,002,946 $19,801,955 Liabilities and Equity Secured debt, net $10,117,292 $9,696,334 Securitized debt obligations, net 2,139,719 1,936,956 Asset-specific debt, net 997,746 1,224,841 Loan participations sold, net — 100,064 Term loans, net 1,808,000 1,732,073 Senior secured notes, net 784,876 771,035 Convertible notes, net 264,745 263,616 Other liabilities 386,178 282,847 Total Liabilities $16,498,556 $16,007,766 Commitments and contingencies Equity Class A common stock, $0.01 par value $1,683 $1,728 Additional paid-in capital 5,430,542 5,511,053 Accumulated other comprehensive income 12,113 8,268 Accumulated deficit (1,945,428) (1,733,741) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $3,498,910 $3,787,308 Non-controlling interests 5,480 6,881 Total Equity $3,504,390 $3,794,189 Total Liabilities and Equity $20,002,946 $19,801,955

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Statements of Operations (in thousands, except per share data) nice 2025 2024 2025 2024 Income from loans and other investments Interest and related income $318,848 $386,676 $1,356,401 $1,769,043 Less: Interest and related expenses 234,932 285,118 988,947 1,289,972 Income from loans and other investments, net $83,916 $101,558 $367,454 $479,071 Revenue from owned real estate 75,402 11,826 184,980 13,040 Gain on extinguishment of debt — — — 5,352 Other income 5 1,064 400 1,064 Total net revenues $159,323 $114,448 $552,834 $498,527 Expenses Management and incentive fees $16,434 $18,534 $67,554 $74,792 General and administrative expenses 13,243 13,111 52,180 53,922 Expenses from owned real estate 78,380 18,413 215,578 22,060 Other expenses — 5,663 6 5,663 Total expenses $108,057 $55,721 $335,318 $156,437 Increase in current expected credit loss reserve (18,375) (19,055) (112,486) (538,801) Income (loss) from unconsolidated entities 7,272 (2,748) 8,307 (2,748) Income (loss) before income taxes $40,163 $36,924 $113,337 ($199,459) Income tax provision 535 (458) 3,668 2,374 Net income (loss) $39,628 $37,382 $109,669 ($201,833) Net income attributable to non-controlling interests (68) (192) (100) (2,255) Net income (loss) attributable to Blackstone Mortgage Trust, Inc. $39,560 $37,190 $109,569 ($204,088) Per share information (basic and diluted) Net income (loss) per share of common stock, basic and diluted $0.24 $0.21 $0.64 ($1.17) Weighted-average shares of common stock outstanding, basic and diluted 168,168 173,489 170,962 173,783 Three Months Ended December 31, Twelve Months Ended December 31,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended December 31, 2025 Three Months Ended September 30, 2025 Net income(w) $39,560 $63,397 Charge-offs of CECL reserves(x) (433,924) (42,111) Increase (decrease) in CECL reserves 18,375 (987) Depreciation and amortization of owned real estate(y) 21,380 15,388 Non-cash compensation expense 6,699 7,302 Realized hedging and foreign currency loss, net(z) (25) (1,511) Allocable share of adjustments related to unconsolidated entities(aa) (8) (990) Cash income from Agency Multifamily Lending Partnership, net(bb) 29 35 Adjustments attributable to non-controlling interests, net (1) (41) Other items (39) (46) Distributable Earnings ($347,954) $40,436 Charge-offs of CECL reserves(x) 433,924 42,111 Distributable Earnings prior to charge-offs of CECL reserves $85,970 $82,547 Weighted-average shares outstanding, basic(cc) 168,168 171,813 Distributable Earnings per share, basic ($2.07) $0.24 Distributable Earnings per share, basic, prior to charge-offs of CECL reserves $0.51 $0.48 December 31, 2025 September 30, 2025 Stockholders’ equity $3,498,910 $3,590,702 Shares Class A common stock 168,259 170,720 Deferred stock units 340 332 Total outstanding 168,599 171,052 Book value per share $20.75 $20.99 Three Months Ended December 31, 2025 Three Months Ended September 30, 2025 Net income(w) $39,560 $63,397 Weighted-average shares outstanding, basic and diluted 168,168 171,813 Per share amount, basic and diluted $0.24 $0.37 Distributable Earnings Reconciliation Book Value per Share Earnings per Share

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 13 Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) March 31, 2025 June 30, 2025 Net (loss) income(w) ($357) $6,969 Charge-offs of CECL reserves(x) (41,824) (45,057) Increase in CECL reserves 49,505 45,593 Depreciation and amortization of owned real estate(y) 16,517 17,046 Non-cash compensation expense 6,965 7,303 Realized hedging and foreign currency loss, net(z) (1,237) (703) Allocable share of adjustments related to unconsolidated entities(aa) 94 1,665 Cash (non-cash) income from Agency Multifamily Lending Partnership, net(bb) 24 (127) Adjustments attributable to non-controlling interests, net (94) (52) Other items (3) (11) Distributable Earnings $29,590 $32,626 Charge-offs of CECL reserves(x) 41,824 45,057 Distributable Earnings prior to charge-offs $71,414 $77,683 Weighted-average shares outstanding, basic(cc) 172,005 171,894 Distributable Earnings per share, basic $0.17 $0.19 Distributable Earnings per share, basic, prior to charge-offs $0.42 $0.45 Three Months Ended

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 14 Bank Loan Portfolio Joint Venture: A joint venture BXMT entered into with a Blackstone-advised investment vehicle in June 2025 to acquire portfolios of performing commercial mortgage loans. BXMT’s equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current loan portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to charge-offs of CECL reserves to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such charge-offs. BXMT utilizes Distributable Earnings prior to charge-offs of CECL reserves as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves are non-GAAP measures. BXMT defines Distributable Earnings as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s Manager, subject to approval by a majority of BXMT’s independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between its Manager and BXMT, or BXMT’s Management Agreement, for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Net Lease Joint Venture: A joint venture BXMT entered into with a Blackstone-advised investment vehicle in 2024 to acquire triple net lease properties. BXMT’s 75% equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Net Loan Exposure: Represents the principal balance of loans that are included in BXMT’s consolidated financial statements, net of (i) asset-specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) total loans receivable CECL reserve. Does not include owned real estate assets or investments in unconsolidated entities.

Blackstone |Blackstone Mortgage Trust, Inc. a. Dividend yield based on share price of $19.61 as of February 10, 2026. b. Includes $0.7B to reflect BXMT’s 35% share of the portfolio of performing senior loans acquired by its Bank Loan Portfolio Joint Venture and $0.3B to reflect BXMT’s 75% share of net lease properties acquired by its Net Lease Joint Venture in 2025. c. Based on Net Loan Exposure. Refer to Definitions. d. Reflects, as of December 31, 2025, (i) BXMT's loan portfolio of $17.8 billion, which represents net book value less total CECL reserves, (ii) BXMT’s $0.6 billion share of the fair value of loans held by BXMT's Bank Loan Portfolio Joint Venture, (iii) BXMT’s $0.3 billion share of the carrying value of investments held by BXMT's Net Lease Joint Venture, and (iv) the $1.3 billion aggregate carrying value of BXMT's owned real estate assets. Reflects, as of September 30, 2025, (i) BXMT's loan portfolio of $17.4 billion, which represents net book value less total CECL reserves, (ii) BXMT’s $0.6 billion share of the fair value of loans held by BXMT's Bank Loan Portfolio Joint Venture, (iii) BXMT’s $0.2 billion share of the carrying value of investments held by BXMT's Net Lease Joint Venture, and (iv) the $1.0 billion aggregate carrying value of BXMT's owned real estate assets. e. Non-MTM debt consists of, as of December 31, 2025, $2.9B of corporate debt, $2.1B of securitized debt, and $8.5B of borrowings under non-mark-to-market master repurchase agreements, credit facilities, and asset-specific debt. The margin call provisions in BXMT's non-mark-to-market master repurchase agreements and credit facilities only permit valuation adjustments if the loan or collateral pledged or sold by BXMT becomes defaulted. f. Gives effect to $0.8B Term Loan B repricing transaction completed during January 2026. g. Reflects the change in book value per share plus the aggregate dividends declared per share over the relevant period. h. Excludes (i) $0.2B of upsizes on existing loans, (ii) BXMT’s $0.7B share of the portfolio of performing senior loans acquired by its Bank Loan Portfolio Joint Venture in 2025, and (iii) BXMT’s $0.3B share of the investments acquired by the Net Lease Joint Venture in 2025. i. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT, excluding any loans that are impaired. j. For illustrative purposes only. Actual results for each investment could differ materially from the results presented. Based on completed or expected asset-level financing, as applicable. Represents BXMT’s expectations of implied levered spreads over applicable base rate, based on all-in loan yield and all-in cost of maximum asset-level borrowings; excludes corporate-level debt as well as management fees and expenses. k. States and countries composing less than 1% of total loan portfolio are excluded. l. Assets with multiple components are proportioned into the relevant collateral types and geographies based on their relative value. m. Geographic diversification excludes one U.S. dollar-denominated loan (0.4% of portfolio) that is located in Bermuda and allocated to “Other International”. n. Based on Net Loan Exposure as of September 30, 2025. o. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. p. Represents spread on asset-level financing, excluding financing through securitized debt obligations, for all new originations during the applicable period. q. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. r. Date loan was originated or acquired by BXMT. s. Total commitment reflects outstanding principal balance as well as any related unfunded loan commitment. t. Net book value represents outstanding principal balance, net of purchase and sale discounts or premiums, exit fees, deferred origination expenses, and cost-recovery proceeds. u. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. v. Maximum maturity assumes all extension options are exercised; however, BXMT’s loans may be repaid prior to such date. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. w. Represents net income attributable to Blackstone Mortgage Trust, Inc. x. Represents realized losses related to loan principal amounts deemed non-recoverable during the applicable period. y. Represents depreciation of owned real estate assets and amortization of intangible owned real estate assets and liabilities. z. Represents realized loss on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net income (loss), but rather as a component of other comprehensive income in BXMT’s consolidated financial statements. aa. Allocable share of adjustments related to unconsolidated entities reflects BXMT’s share of non-cash items such as (i) $(2.0) million of unrealized gains recorded by such unconsolidated entities, (ii) $2.0 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. bb. Represents (i) the non-cash income recognized under GAAP related to BXMT’s Agency Multifamily Lending Partnership, in which BXMT receives a portion of origination, servicing, and other fees for loans BXMT refers to M&T Realty Capital Corporation for origination, offset by the related loss-sharing obligation accruals and (ii) the cash received related to such income previously recognized under GAAP. cc. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs. ENDNOTES 15

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 16 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.